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                                                                 Exhibit 10.16




                      MUTUAL TERMINATION AND RELEASE AGREEMENT

      This MUTUAL TERMINATION AND RELEASE AGREEMENT (this "Agreement"), dated as of May 3, 2000, is by and among Westaff Acquisition Corp., a Delaware corporation ("Merger Sub"), Westaff, Inc., a Delaware corporation (the "Company"), The Stover Revocable Trust, The Stover 1999 Charitable Remainder Unitrust, The Stover Foundation, Cornerstone Equity Investors IV, L.P., and Centre Capital Investors III, L.P.

      WHEREAS, the parties hereto are all parties to that certain
Recapitalization Agreement and Plan of Merger dated March 7, 2000 (the "Recapitalization Agreement");

      WHEREAS, Merger Sub and the Company desire to terminate the Recapitalization Agreement in accordance with Section 9.01(a) thereof; and

      WHEREAS, in connection with such termination the parties hereto agree to provide for the mutual releases and to make the payments as provided herein. Capitalized terms which are used herein and are not otherwise defined have the respective meanings set forth therefor in the Purchase Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and intending to be legally bound, the parties hereby agree as follows

      1. Effective upon receipt by the Investor Group of the payment contemplated by paragraph 3 hereof, the Recapitalization Agreement is hereby terminated pursuant to Section 9.01(a) thereof and is of no further force or effect.

      2. Upon the execution of this Agreement and receipt by the Investor Group of the payment contemplated by paragraph 3 hereof, each of the parties hereto, on behalf of itself and each of its Affiliates, and their respective officers, directors, divisions, subsidiaries, employees, agents and attorneys (and the predecessors, heirs, executors, administrators and successors of each of the foregoing), hereby releases and forever discharges each of the other parties hereto and its and their respective Affiliates and each of their respective officers, directors, divisions, subsidiaries, employees, agents and attorneys (and the predecessors, heirs, executors, administrators and successors of each of the foregoing), from any and all claims, demands, actions, causes of action, and suits, in law or in equity, whether now known or unknown, fixed or contingent, which any such party ever had or now has, or hereafter can, shall or may have, for, upon or by reason of any manner, cause or thing whatsoever, arising from the beginning of time relating to or arising from the Recapitalization Agreement.

      3. Promptly upon execution of this Agreement, the Company shall make a payment in the aggregate amount of $500,000 to the Investor Group by wire transfer of immediately available funds to an account or accounts designated by the Investor Group.


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      4. Each of the parties hereto represents and warrants that this
Agreement and the transactions contemplated hereby have been duly authorized by all necessary action on the part of such party, and that this Agreement constitutes a legal and valid obligation of such party, enforceable against it in accordance with the terms hereof.

      5. Each of the parties hereto shall not issue any press release or otherwise make any public statements with respect to this Agreement or the Recapitalization Agreement, or any of the transactions contemplated hereby or thereby, without the prior consent of the other parties (which consent shall not be unreasonably withheld), except as may be required by Law or any listing agreement with the NASD or any national securities exchange to which Merger Sub or the Company is a party and, in such case, shall use reasonable efforts to consult with all the parties hereto prior to such release or statement being issued.

      6. The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (excluding any conflict of law, rule or principle that would refer to the laws of another jurisdiction).

      7. This Agreement may be executed and delivered (including by facsimile transmission) in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

      8. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                              *      *      *      *

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                       WESTAFF ACQUISITION CORP.


                                       By: /s/ Michael E. Najjar
                                          --------------------------
                                          Name: Michael E. Najjar
                                          Title:    President

                                      WESTAFF, INC.


                                      By: /s/ Paul A. Norberg
                                          --------------------------
                                          Name: Paul A. Norberg
                                          Title: Executive V.P. and C.F.O.

                                      THE STOVER REVOCABLE TRUST


                                      By: /s/ W. Robert Stover
                                          --------------------------
                                          Name: W. Robert Stover
                                          Title: Trustee

                                      THE STOVER 1999 CHARITABLE
                                      REMAINDER UNITRUST


                                      By: /s/ W. Robert Stover
                                          --------------------------
                                          Name: W. Robert Stover
                                          Title: Trustee

                                      By: /s/ Parker Williamson
                                          --------------------------
                                          Name: Parker Williamson
                                          Title: Trustee

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                                      THE STOVER FOUNDATION


                                      By: /s/ W. Robert Stover
                                          --------------------------
                                          Name: W. Robert Stover
                                          Title: Trustee

                                      CORNERSTONE EQUITY INVESTORS IV, L.P.

                                      By: CORNERSTONE IV, L.L.C.
                                      Its: GENERAL PARTNER


                                      By: /s/ Michael E. Najjar
                                          --------------------------
                                          Name: Michael E. Najjar
                                          Title: Managing Director

                                      CENTRE CAPITAL INVESTORS III, L.P.

                                     By: Centre Partners , L.P.
                                         As general partner of such partnership
                                         By:   Centre Partners Management LLC,
                                               attorney-in-fact

                                                By:/s/ Robert Bergmann
                                                   --------------------------
                                                   Name: Robert Bergmann
                                                   Title:    Managing Director